AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE ___, 2003

                                                      REGISTRATION NO. 333-69453

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                -----------------

                          WILMINGTON TRUST CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Delaware

         (State or other jurisdiction of incorporation or organization)

                                   51-0328154
                      (I.R.S. Employer Identification No.)


      Rodney Square North, 1100 North Market Street, Wilmington, DE 19890
                                 (302-651-1000)
          (Address, including zip code, and telephone number, including area code,
                  of registrant's principal executive offices)

                              Gerard A. Chamberlain
                     Vice President and Assistant Secretary
                          Wilmington Trust Corporation
                               Rodney Square North

                            1100 North Market Street
                           Wilmington, Delaware 19890
                                 (302) 651-1268
 (Name, address, including zip code, and telephone number, including area code, of agent for service)



         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not applicable.

                            ------------------------

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

      This Post-Effective Amendment No. 1 shall become effective in accordance with Section 8(c) of the Securities Act of 1933, as amended, on such date as the Commission, acting pursuant to Section 8(c), may determine.

                      DEREGISTRATION OF UNISSUED SECURITIES

      The Registrant is filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 that it filed with the Securities and Exchange Commission on March 31, 1998 (File No. 333-69453) to deregister $100,000,000 in unsecured debt securities registered on that Registration Statement which the Registrant has not sold.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Wilmington, Delaware on June 12, 2003.

                          WILMINGTON TRUST CORPORATION

                          BY:     /s/ David R. Gibson
                                  --------------------------------------------
                                  Executive Vice President
                                  and Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

    SIGNATURE                                            TITLE                              DATE
    ---------                                            -----                              ----

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Ted T. Cecala                                        Chairman of the Board,             June 12, 2003
------------------------------------                 Chief Executive Officer
Ted T. Cecala                                        and Director
                                                     (Principal Executive Officer)



/s/ David R. Gibson                                  Executive Vice President           June 12, 2003
------------------------------------                 and Chief Operating Officer
David R. Gibson                                     (Principal Financial Officer)


/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Robert V.A. Harra, Jr.                               President, Chief Operating         June 12, 2003
------------------------------------                 Officer and Director
Robert V.A. Harra, Jr.


/s/ Gerald F. Sopp                                   Controller                         June 12, 2003
------------------------------------
Gerald F. Sopp


/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Carolyn S. Burger                                    Director                           June 12, 2003
---------------------------
Carolyn S. Burger

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Richard R. Collins                                   Director                           June 12, 2003
------------------------------------
Richard R. Collins

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Charles S. Crompton, Jr.                             Director                           June 12, 2003
---------------------------
Charles S. Crompton, Jr.

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Edward B. duPont                                     Director                           June 12, 2003
---------------------------
Edward B. duPont

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
R. Keith Elliott                                     Director                           June 12, 2003
---------------------------
R. Keith Elliott

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Rex L. Mears                                         Director                           June 12, 2003
------------------------------------
Rex L. Mears

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Hugh E. Miller                                       Director                           June 12, 2003
---------------------------
Hugh E. Miller

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Stacey J. Mobley                                     Director                           June 12, 2003
---------------------------
Stacey J. Mobley

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
David P. Roselle                                     Director                           June 12, 2003
---------------------------
David P. Roselle

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
H. Rodney Sharp, III                                 Director                           June 12, 2003
------------------------------------
H. Rodney Sharp, III

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Thomas P. Sweeney                                    Director                           June 12, 2003
---------------------------
Thomas P. Sweeney

/s/ Gerard A. Chamberlain,
Attorney-in-Fact for
Robert W. Tunnell, Jr.                               Director                           June 12, 2003
---------------------------
Robert W. Tunnell, Jr.

